SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) – March 12, 2007
BELL INDUSTRIES, INC.
(Exact name of Registrant as specified in its Charter)

California	001-11471	95-2039211

(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8888 Keystone Crossing, Suite #1700, Indianapolis, IN	46240

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (317) 704-6000

(Former Name or Former Address, if Changed since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 4.1
EXHIBIT 10.1

Item 1.01 Entry into a Material Definitive Agreement.
     On March 12, 2007, Bell Industries, Inc. (the “Company”), entered into a Security Agreement (the “Security Agreement”) with Newcastle Partners, L.P. (“NP”), pursuant to which the Company granted NP a second priority security interest in and a second priority lien against certain assets of the Company. The Security Agreement secures the debt outstanding under the convertible subordinated pay-in-kind promissory note (the “Convertible Note”) in the principal amount of $10,000,000 issued to NP on January 31, 2007 in connection with the financing of the acquisition of substantially all of the assets of SkyTel, Corp. NP’s security interests and liens will be subordinate to the security interests and liens of Wells Fargo Foothill, Inc. (“WFF”), the Company’s senior secured lender pursuant to an intercreditor agreement between NP and WFF.
     The interest rate on the Convertible Note was subject to increase in the event that the Company did not grant NP a security interest to secure the debt underlying the Convertible Note by March 29, 2007. The Security Agreement with NP satisfies this condition.
     In connection with the Security Agreement, the Company and NP amended and restated the Convertible Note (the “Amended and Restated Convertible Note”) on March 12, 2007. The Amended and Restated Convertible Note clarified the rights of NP in light of the protections afforded by the Security Agreement.
     A copy of the Security Agreement is attached hereto as Exhibit 10.1; a copy of the Amended and Restated Convertible Note is attached hereto as Exhibit 4.1. The description of each of the foregoing documents contained in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by each of the foregoing exhibits, which are each incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.
4.1-	$10,000,000 Amended and Restated Convertible Promissory Note, dated March 12, 2007 issued by Bell Industries, Inc. to Newcastle Partners, L.P.

10.1-	Security Agreement, dated as of March 12, 2007 between Bell Industries, Inc. and Newcastle Partners, L.P.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BELL INDUSTRIES, INC.

Date: March 16, 2007	By:	/s/ Kevin Thimjon

Name: Kevin Thimjon
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

4.1	$10,000,000 Amended and Restated Convertible Promissory Note, dated March 12, 2007 issued by Bell Industries, Inc. to Newcastle Partners, L.P.

10.1	Security Agreement, dated as of March 12, 2007 between Bell Industries, Inc. and Newcastle Partners, L.P.